UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

NSTAR ELECTRIC COMPANY

(Formerly known as Boston Edison Company)

(Exact name of registrant as specified in its charter)

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2007

Registrant, Address and Telephone Number

NSTAR ELECTRIC COMPANY
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Commission File Number	State of Incorporation	I.R.S. Employer Identification No.

1-2301	Massachusetts	04-1278810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As disclosed in the Company's Form 8-K filed January 5, 2007, NSTAR, the parent company of NSTAR Electric Company (f.k.a. Boston Edison Company (Boston Edison)), completed the transfer of the assets (consisting primarily of the utility distribution facilities, properties, franchise rights and other assets and liabilities), reflecting the net assets of its other wholly-owned electric subsidiaries, Commonwealth Electric Company (ComElectric), Cambridge Electric Light Company (Cambridge Electric) and Canal Electric Company (Canal Electric), collectively "the merged companies”, to Boston Edison.  The transfer of net assets was structured as a merger of ComElectric, Cambridge Electric and Canal Electric into Boston Edison.  The transfer of net assets was made pursuant to NSTAR's Rate Settlement Agreement of December 30, 2005 as approved by the Massachusetts Department of Telecommunications and Energy (MDTE).  The transfer of net assets was approved by the MDTE and by the Federal Energy Regulatory Commission.  In connection with this transaction, Boston Edison changed its corporate name to NSTAR Electric Company (NSTAR Electric).  Also, in connection with the merger, Boston Edison issued an aggregate of 25 shares of its Common Shares, par value $1.00 per share, to NSTAR in exchange for the net assets of the merged companies.  Because the merger occurred on January 1, 2007, NSTAR Electric's 2006 Form 10-K filed on March 15, 2007 presented the financial position, results of operations and cash flows of NSTAR Electric (f.k.a. Boston Edison Company) without taking into account the effect of the merger.  This Form 8-K filing is made in order to meet information requirements of the Securities and Exchange Commission with respect to a registration statement expected to be filed in the future and includes audited Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Retained Earnings and Consolidated Statements of Cash Flows of the combined entities reflecting the impact of the merger as described above.  In accordance with the Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 141 "Business Combinations," for business combinations under common control and ownership, the consolidated financial statements are combined on an “as if” pooling basis.  Following the transaction, NSTAR Electric will continue as a wholly-owned subsidiary of NSTAR.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Number	Exhibit
Exhibit 99	Additional Exhibits

99.1

Management's Discussion and Analysis and Audited consolidated financial statements of NSTAR Electric Company (Consolidated Statements of Income, Consolidated Statements of Cash Flows, Consolidated Statements of Retained Earnings each for the three years ended December 31, 2006, 2005, and 2004, as well as Consolidated Balance Sheets as of December 31, 2006 and 2005.)

99.2	Report of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR Electric Company
(Registrant)
Date: May 10, 2007	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer